UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2008

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Maryland                     0-31957                  38-0135202
          ---------                     -------                  ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On August 8, 2008, First Federal of Northern Michigan Bancorp, Inc. (the "Company") issued a press release regarding its results of operations and financial condition at and for the three months and six months ended June 30, 2008. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the three months and six months ended June 30, 2008, as part of its Form 10-QSB covering that period.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         Financial Statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell Company Transactions. Not Applicable

(d)         Exhibits.

            The following Exhibit is attached as part of this report:


     99.1 Press release dated August 8, 2008, announcing the Company's results of operations and financial condition at and for the three months and six months ended June 30, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST FEDERAL OF NORTHERN MICHIGAN
                                          BANCORP, INC.


Date: August 11, 2008                        By: /s/ Amy E. Essex
                                                ------------------------------
                                                Amy E. Essex
                                                Chief Financial Officer
                                                (Duly Authorized Representative)